SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JUNE 1, 2002




                                    ITSA LTD.
             (Exact Name of Registrant as Specified in Its Charter)




      CAYMAN ISLANDS                 0-31247                NOT APPLICABLE
      (State or Other          (Commission File Number)   (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


                C/O ITSA-INTERCONTINENTAL TELECOMUNICACOES LTDA.
                               SCS, QUADRA 07-BL.A
                        ED. TORRE PATIO BRASIL, SALA 601
                             70.307-901 BRASILIA-DF
                                     BRAZIL
          (Address of Principal Executive Offices, Including Zip Code)



     Registrant's telephone number, including area code: 011-55-61-314-9904



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1) On June 1, 2002, the partners and other employees of Arthur Andersen S.C. ("Arthur Andersen") transferred to Deloitte Touche Tohmatsu ("Deloitte"). Arthur Andersen had served as the independent public accountants of ITSA Ltd. (the "Registrant") since May 3, 2001 and for the fiscal year ended December 31, 2001.

         The report of Arthur Andersen on the consolidated financial statements of the Registrant as of and for the fiscal year ended December 31, 2001 did not contain any adverse opinion or a disclaimer of opinion. This report was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2001 and the subsequent interim period through June 1, 2002, there were no disagreements between Arthur Andersen and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its report. Furthermore, during the fiscal year ended December 31, 2001 and the subsequent interim period through June 1, 2002, there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

         (a)(2) On June 1, 2002, the Registrant engaged Deloitte as its new independent public accountants. The Registrant's Board of Directors approved the appointment of Deloitte. Prior to the engagement of Deloitte, neither the Registrant nor anyone on its behalf consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

         After reasonable efforts, the Registrant was unable to obtain from Arthur Andersen the letter required by Item 304(a)(3) of Regulation S-K stating whether Arthur Andersen agrees with the statements above. As a result, pursuant to Item 304 T of Regulation S-K, the Registrant is not required to comply with
Item 304(a)(3) of Regulation S-K.

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



                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  ITSA LTD.
                                   ---------------------------------------------
                                                (Registrant)

Date:  December 11, 2002
                                    By:  /s/ Hermano Studart Lins de Albuquerque
                                   ---------------------------------------------
                                    Hermano Studart Lins de Albuquerque
                                    Chief Executive Officer



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